UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PERCEPTIVE CAPITAL SOLUTIONS CORP
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Statement – Subject to Completion
LETTER TO SHAREHOLDERS OF PERCEPTIVE CAPITAL SOLUTIONS CORP

51 Astor Place, 10th Floor

New York, New York 10003
Dear Perceptive Capital Solutions Corp Shareholder:
You are cordially invited to attend an extraordinary general meeting of Perceptive Capital Solutions Corp, a Cayman Islands exempted company (“PCSC”), which will be held on       , at     , Eastern Time, at the offices of Cooley LLP located at 55 Hudson Yards, New York, New York 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting PCSC’s Secretary at PCSC@perceptivelife.com by     , Eastern Time, on       . You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/perceptivecapitalsolutions/2026.
The accompanying Notice of the Shareholder Meeting and proxy statement describe the business PCSC will conduct at the Shareholder Meeting (unless PCSC determines that it is not necessary to hold the Shareholder Meeting, as described in the accompanying proxy statement) and provide information about PCSC that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated May 14, 2026, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, PCSC’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which PCSC has to consummate a business combination (the “Articles Extension”) from June 13, 2026 (the “Original Termination Date”) to June 13, 2027 (the “Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and
Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of PCSC represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (ii) if the holders of Public Shares (as defined below) have elected to redeem an amount of shares in connection with the Articles Extension such that PCSC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”).
Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal is to allow PCSC additional time to complete its previously announced Business Combination. On December 5, 2025, PCSC entered into a Business Combination Agreement (the “Business Combination Agreement”) with StarNet Merger Sub I, Corp., a Delaware corporation and a wholly-owned subsidiary of PCSC (“Merger Sub I”), StarNet Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of PCSC (“Merger Sub II”), and Freenome Holdings, Inc., a Delaware corporation (“Freenome”). However, there can be no guarantee that the business combination with Freenome will be consummated. If it is not consummated, the Extension Amendment Proposal will allow PCSC additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that PCSC has until June 13, 2026 to complete its initial Business Combination. PCSC’s Board has determined that it is in the best interests of PCSC to seek an extension of the Termination Date and have PCSC’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, PCSC’s Board believes that PCSC may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, PCSC would be precluded from completing a Business Combination and would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of PCSC’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of PCSC’s initial public offering and the concurrent sale of the private placement shares (the “Private Placement Shares”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.
Since the Sponsor and PCSC’s officers and directors have, pursuant to a letter agreement executed in connection with PCSC’s initial public offering, waived their redemption rights with respect to any Class B Ordinary Shares (as defined below), Private Placement Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. On May 1, 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.78, based on the aggregate amount on deposit in the Trust Account of approximately $92.9 million as of May 1, 2026 (including interest earned on the funds held in the Trust Account (net of amounts withdrawn or eligible to be withdrawn to fund PCSC’s working capital requirements, subject to an annual limit of $300,000, and/or to pay PCSC’s taxes (which shall not be subject to the $300,000 annual limitation described in the foregoing) (such withdrawals, the “Permitted Withdrawals”)), divided by the number of the then-outstanding Public Shares in issue. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals). The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on May 1, 2026 was $11.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.39 less per share than if the shares were sold in the open market (based on the per share redemption price as of May 1, 2026). PCSC cannot assure shareholders that the price of their Class A Ordinary Shares will continue to be greater than the redemption price. PCSC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if PCSC does not complete a Business Combination on or before the Termination Date.
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, PCSC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PCSC for Permitted Withdrawals, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PCSC’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to PCSC’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting, or if due to redemptions in connection with the Articles Extension, PCSC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.
The Board has fixed the close of business on May 12, 2026 as the record date for determining PCSC’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
PCSC believes that it is in the best interests of PCSC’s shareholders that PCSC obtains the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of PCSC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal and “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PCSC’S TRANSFER AGENT BY 5:00 P.M., EASTERN TIME, AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, PCSC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Perceptive Capital Solutions Corp

/s/ Joseph Edelman
Joseph Edelman
Chairman of the Board of Directors

Preliminary Proxy Statement – Subject to Completion
PERCEPTIVE CAPITAL SOLUTIONS CORP

51 Astor Place, 10th Floor
New York, New York 10003

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS OF PERCEPTIVE CAPITAL SOLUTIONS CORP

TO BE HELD ON
To the Shareholders of Perceptive Capital Solutions Corp:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Perceptive Capital Solutions Corp, a Cayman Islands exempted company (“PCSC”), will be held on       , at     , Eastern Time (the “Shareholder Meeting”), at the offices of Cooley LLP located at 55 Hudson Yards, New York, New York 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting PCSC’s Secretary at PCSC@perceptivelife.com by     , Eastern Time, on       . You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/perceptivecapitalsolutions/2026 .
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which PCSC has to consummate a business combination (the “Articles Extension”) from June 13, 2026 (the “Original Termination Date”) to June 13, 2027 (the “Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and (ii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares (as defined below) represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (b) if the holders of Public Shares (as defined below) have elected to redeem an amount of shares in connection with the Articles Extension such that PCSC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”) (unless PCSC determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated May 14, 2026, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:
1.	Proposal No. 1—The Extension Amendment Proposal—RESOLVED, as a special resolution that:
a)	Article 38.8 of PCSC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:
“In the event that the Company does not consummate a Business Combination by June 13, 2027, such earlier time as the directors may approve or such later time as the Members of the Company may approve in accordance with the Articles, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company for Permitted Withdrawals (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of Applicable Law.”
b)	Article 38.9 of PCSC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:
“In the event that any amendment is made to these Articles:
(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:
(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or
(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within thirty-six (36) months after the date of the closing of the IPO pursuant to Article 38.8; or
(b)
with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares following the approval, and upon the implementation by the directors, of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less Permitted Withdrawals), divided by the number of then-outstanding Public Shares in issue.”

2.
Proposal No. 2—The Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of PCSC represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that PCSC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The purpose of the Extension Amendment Proposal is to allow PCSC additional time and flexibility to complete its previously announced Business Combination. On December 5, 2025, PCSC entered into a Business Combination Agreement (the “Business Combination Agreement”) with Merger Sub I, Merger Sub II and Freenome. However, there can be no guarantee that the business combination with Freenome will be consummated. If it is not consummated, the Extension Amendment Proposal will allow PCSC additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that PCSC has until June 13, 2026 to complete its initial Business Combination. PCSC’s Board has determined that it is in the best interests of PCSC to seek an extension of the Termination Date and have PCSC’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, PCSC’s Board believes that PCSC may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, PCSC would be precluded from completing a Business Combination and would be forced to liquidate.
PCSC believes that it is in the best interests of PCSC’s shareholders that PCSC obtains the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of PCSC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of PCSC’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement shares (the “Private Placement Shares”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.
Since the Sponsor and PCSC’s officers and directors have, pursuant to a letter agreement executed in connection with the Initial Public Offering, waived their redemption rights with respect to any Class B Ordinary Shares (as defined below), Private Placement Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. On May 1, 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.78, based on the aggregate amount on deposit in the Trust Account of approximately $92.9 million as of May 1, 2026 (including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals)), divided by the number of the then-outstanding Public Shares in issue. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals). The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on May 1, 2026 was $11.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.39 less per share than if the shares were sold in the open market (based on the per share redemption price as of May 1, 2026). PCSC cannot assure shareholders that the price of their Class A Ordinary Shares will continue to be greater than the redemption price. PCSC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if PCSC does not complete a Business Combination on or before the Termination Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. PCSC cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $92.9 million that was in the Trust Account as of May 1, 2026 (including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals)).
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, PCSC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PCSC for Permitted Withdrawals (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PCSC’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to PCSC’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
In the event of a liquidation, our initial shareholders (the Sponsor and our independent directors, Mark C. McKenna, Kenneth Song and Harlan W. Waksal) will not receive any monies held in the Trust Account as a result of their ownership of 2,156,250 Class B Ordinary Shares which were issued to the Sponsor prior to the Initial Public Offering, and 286,250 Private Placement Shares, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PCSC’S TRANSFER AGENT BY 5:00 P.M., EASTERN TIME, AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER

MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting, or if due to redemptions in connection with the Articles Extension, PCSC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.
Record holders of Ordinary Shares at the close of business on May 12, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 8,625,000 issued and outstanding Class A Ordinary Shares and 2,156,250 issued and outstanding Class B Ordinary Shares.
Our initial shareholders (the Sponsor and our independent directors, Mark C. McKenna, Kenneth Song and Harlan W. Waksal (together, the “Initial Shareholders”) intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, our Initial Shareholders hold approximately 22.1% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to our Initial Shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 4,935,834 Ordinary Shares held by public shareholders (or approximately 57.2% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 16,946 Ordinary Shares held by public shareholders (or approximately 0.2% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 3,091,251 Ordinary Shares held by public shareholders (or approximately 35.8% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, PCSC urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated May 14, 2026 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Perceptive Capital Solutions Corp

/s/ Adam Stone
Adam Stone
Chief Executive Officer
May 14, 2026

i

PERCEPTIVE CAPITAL SOLUTIONS CORP
PROXY STATEMENT FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Perceptive Capital Solutions Corp, a Cayman Islands exempted company (“PCSC ,” “we ,” “us” or “our”), which will be held on       , at     , Eastern Time, at the offices of Cooley LLP located at 55 Hudson Yards, New York, New York 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of PCSC with respect to, among other things, PCSC’s capital resources and results of operations. Likewise, PCSC’s financial statements and all of PCSC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect PCSC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. PCSC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure of PCSC to complete a Business Combination (as defined below), including uncertainties resulting from general and economic conditions such as recessions, interest rate fluctuations, inflation, international currency fluctuations, health epidemics and pandemics, changes in diplomatic and trade relationships and acts of war or terrorism;

•	the amount of redemptions by our public shareholders;
•	the trust account being subject to claims of third parties;
•	the ability to obtain additional financing to complete a Business Combination;
•	the anticipated benefits of a Business Combination;
•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) of PCSC; and
•	the use of funds not held in the Trust Account (as defined below) or available to PCSC from interest income on the Trust Account balance.
While forward-looking statements reflect PCSC’s good faith beliefs, they are not guarantees of future performance. PCSC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause PCSC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in this proxy statement and in PCSC’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2026 and in other reports PCSC files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to PCSC (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to PCSC shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on       , at     , Eastern Time. The Shareholder Meeting will be held at the offices of Cooley LLP located at 55 Hudson Yards, New York, New York 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/perceptivecapitalsolutions/2026 .
Q:	Why am I receiving this proxy statement?
PCSC is a blank check company incorporated as a Cayman Islands exempted company on March 22, 2024. PCSC was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
Following the closing of PCSC’s initial public offering on June 13, 2024 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of approximately $86,250,000 ($10.00 per Class A Ordinary Share offered in the Initial Public Offering) from the net proceeds of the sale of the Class A Ordinary Shares in the Initial Public Offering and the sale of private placement shares (the “Private Placement Shares”) to Perceptive Capital Solutions Holdings, a Cayman Islands exempted limited company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).
Like most blank check companies, PCSC’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before June 13, 2026 (the “Termination Date”).
Without the Articles Extension, PCSC believes that PCSC might not, despite its best efforts, be able to complete its previously announced business combination with Freenome on or before June 13, 2026. On December 5, 2025, PCSC entered into a Business Combination Agreement with Merger Sub I, Merger Sub II and Freenome. However, there can be no guarantee that the business combination with Freenome will be consummated. If it is not consummated, the Articles Extension will allow PCSC additional time to complete an initial business combination (a “Business Combination”). PCSC believes that it is in the best interests of PCSC’s shareholders to continue PCSC’s existence until June 13, 2027, in order to allow PCSC additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.
Q:	When and where will the Shareholder Meeting be held?
The Shareholder Meeting will be held on       , at     , Eastern Time, at the offices of Cooley LLP located at 55 Hudson Yards, New York, New York 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
Shareholders may attend the Shareholder Meeting in person. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance by contacting PCSC’s Secretary at PCSC@perceptivelife.com by     , Eastern Time, on        (at least two business days prior to the Shareholder Meeting). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/perceptivecapitalsolutions/2026 .
Q:	How do I vote?
A:
If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on May 12, 2026, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by     , Eastern Time, on       .
Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/perceptivecapitalsolutions/2026 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:	How do I attend the virtual Shareholder Meeting?
A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting        at     , Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/perceptivecapitalsolutions/2026 , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Beneficial investors, who own their investments through a bank or broker, will need to contact the Transfer Agent to receive a valid control number if you plan to vote or ask a question at the meeting. You will need to send a legal proxy from your bank or broker to the Transfer Agent. You can also join as a guest by entering your name and email address into the log in on the web portal. Joining as a guest will not allow you to vote or ask a question. We can be contacted at the email address below. Please allow up to 72 hours prior to the meeting to process your control number request. Send a copy of the legal proxy to cstproxy@continentalstock.com
If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7540615#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?
A:	PCSC shareholders are being asked to consider and vote on the following proposals:
1.
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, PCSC’s Memorandum and Articles of Association to extend the Termination Date by which PCSC has to consummate a Business Combination (the “Articles Extension”) from June 13, 2026 (the “Original Termination Date”) to June 13, 2027 (the “Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2.
Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of PCSC represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that PCSC would not adhere to the continued listing requirements of Nasdaq Stock Market LLC (“Nasdaq”) (the “Adjournment Proposal”).
For more information, please see “Proposal No. 1—The Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”
After careful consideration, PCSC’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of PCSC and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of PCSC and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, PCSC’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:	Am I being asked to vote on a proposal to elect directors?
A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.
Q:	Are the proposals conditioned on one another?
A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.
If the Articles Extension is implemented and one or more PCSC shareholders elect to redeem their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Articles Extension (the “Redemptions”), PCSC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals), and retain the remainder of the funds in the Trust Account for PCSC’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.
The Adjournment Proposal is conditional on PCSC not obtaining sufficient votes to approve the Extension Amendment Proposal prior to the Shareholder Meeting, in order to seek additional time to obtain sufficient votes in support of the Articles Extension, or if due to redemptions in connection with the Articles Extension, PCSC would not adhere to the continued listing requirements of the Nasdaq. If the Extension Amendment Proposal is approved at the Shareholder Meeting and following redemptions in connection with the Articles Extension, PCSC would adhere to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented.
Q:	Why is PCSC proposing the Extension Amendment Proposal and the Adjournment Proposal?
A:
PCSC’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow PCSC additional time to complete its previously announced Business Combination. On December 5, 2025, PCSC entered into a Business Combination Agreement with Merger Sub I, Merger Sub II and Freenome. However, there can be no guarantee that the business combination with Freenome will be consummated. If it is not consummated, the Extension Amendment Proposal will allow PCSC additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those PCSC shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if PCSC liquidated on the Termination Date and (ii) allow those PCSC shareholders who wish for PCSC to continue its search for a Business Combination to remain shareholders of PCSC.

Without the Articles Extension, PCSC believes that PCSC may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, PCSC would be forced to liquidate.
If the Extension Amendment Proposal is not approved by PCSC’s shareholders, or due to redemptions in connection with the Articles Extension, PCSC would not adhere to the continued listing requirements of Nasdaq, PCSC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension. If the Adjournment Proposal is not approved by PCSC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, or if due to redemptions in connection with the Articles Extension, PCSC would not adhere to the continued listing requirements of Nasdaq.
Q:	What constitutes a quorum?
A:
The presence, at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who hold approximately 22.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 1,246,668 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Because the Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on these proposals unless instructed and will not count towards establishing a quorum at the Shareholder Meeting.
Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?
A:
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Q:	How will the Initial Shareholders vote?
A:
Our initial shareholders (the Sponsor and our independent directors, Mark C. McKenna, Kenneth Song and Harlan W. Waksal (together, the “Initial Shareholders”) intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal. Since the Sponsor and PCSC’s directors and officers waived their redemption rights, pursuant to a letter agreement, they will not be able to redeem any Class B Ordinary Shares, Private Placement Shares or Public Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, Initial Shareholders beneficially owned and were entitled to vote an aggregate of 2,156,250 Class B Ordinary Shares and 286,250 Private Placement Shares, representing approximately 22.1% of PCSC’s issued and outstanding Ordinary Shares. As a result, in addition to our Initial Shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 4,935,834 Ordinary Shares held by public shareholders (or approximately 57.2% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 16,946 Ordinary Shares held by public shareholders (or approximately 0.2% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 3,091,251 Ordinary Shares held by public shareholders (or approximately 35.8% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Q:	Who is PCSC’s Sponsor?
A:	Our sponsor, Perceptive Capital Solutions Holdings, is a Cayman Islands exempted company. The Sponsor currently owns 2,066,250 Class B Ordinary Shares and 286,250 Private Placement Shares.

Our Sponsor is an affiliate of Perceptive Advisors, a leading life sciences focused investment firm with over $8.4 billion of regulatory assets under management as of December 31, 2024. Since its launch in 1999, Perceptive Advisors has focused exclusively on the healthcare industry. Our Founders are the founder and management of Perceptive Advisors. Joseph Edelman, our Chairman, founded Perceptive Advisors in 1999. Adam Stone, our Chief Executive Officer, is the Chief Investment Officer of Perceptive Advisors and Michael Altman, our Chief Business Officer, is a Managing Director at Perceptive Advisors. Perceptive Advisors’ investment activity is focused on identifying both private and public companies in the life sciences and medical technology sectors and has investments in 210 companies as of December 31, 2024. The team at Perceptive Advisors consists of trained scientists, physicians and financial analysts who are passionately committed to identifying innovation that can drive critical change to current treatment paradigms. Perceptive Advisors invests across the capital structure and throughout a company’s growth cycle which provides access to a broad universe of management teams and companies seeking flexible capital solutions. Perceptive Advisors is also an active investor in pre-IPO financing rounds known as “crossovers.” Perceptive Advisors has invested in over 142 private companies since 2013 and in 2024 met with over 200 private companies in evaluation of private growth financing rounds, crossovers, and pre-IPO analysis.
The Sponsor is governed by a board of directors consisting of two directors, Adam Stone and Michael Altman, who are U.S. citizens. As such, Messrs. Stone and Altman have voting and investment discretion with respect to the securities held of record by the Sponsor and may be deemed to have shared beneficial ownership of the securities held directly by the Sponsor. Additionally, as of March 18, 2026, Mr. Edelman has an aggregate indirect ownership interest in the Sponsor of approximately 37%, and may therefore be considered to have a material interest in the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in any Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by June 13, 2027 because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, shareholders of record may only receive their pro rata portion of funds available in the Trust Account. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
PCSC believes shareholders will benefit from PCSC consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which PCSC has to complete a Business Combination until the Articles Extension Date. PCSC has previously announced a Business Combination. On December 5, 2025, PCSC entered into a Business Combination Agreement with Merger Sub I, Merger Sub II and Freenome. However, there can be no guarantee that the business combination with Freenome will be consummated. Without the Articles Extension, PCSC believes that PCSC may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, PCSC would be forced to liquidate.
Q:	Why should I vote “FOR” the Adjournment Proposal?
A:
If the Adjournment Proposal is not approved by PCSC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, or if due to redemptions in connection with the Articles Extension, PCSC would not adhere to the continued listing requirements of Nasdaq.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?
A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.
If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the
Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
If the Extension Amendment Proposal is approved and following redemptions in connection with the Articles Extension, PCSC adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.
Q:	How are the funds in the Trust Account currently being held?
A:
The funds in the Trust Account have, since the Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account are held in short- term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate PCSC. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of PCSC.

Q:	Will you seek any further extensions to liquidate the Trust Account?
A:	Other than as described in this proxy statement, PCSC does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.
Q:	What happens if the Extension Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Extension Amendment Proposal, PCSC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, PCSC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PCSC for Permitted Withdrawals (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PCSC’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to PCSC’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
Pursuant to a letter agreement, the Sponsor and the officers and directors of PCSC waived their rights to participate in any liquidation distribution with respect to the 2,156,250 Class B Ordinary Shares and 286,250 Private Placement Shares held by them.
Q:	If the Extension Amendment Proposal is approved, what happens next?
A:
If the Extension Amendment Proposal is approved, PCSC will continue to attempt to consummate a Business Combination until the Articles Extension Date. PCSC will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of PCSC held by the Initial Shareholders
Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?
A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares as described in the redemption procedures described in this proxy statement if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?
A:
No. You are not being asked to vote on a Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to have your Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

Q:	Will how I vote affect my ability to exercise Redemption rights?
A:
No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	May I change my vote after I have mailed my signed proxy card?
A:
Yes. Shareholders may send a later-dated, signed proxy card to PCSC at 51 Astor Place, 10th Floor, New York, NY 10003 so that it is received by PCSC by     , Eastern Time, on       , or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to PCSC’s Secretary, which must be received prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?
A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to PCSC or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are a PCSC shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of PCSC and its shareholders. The Board recommends that PCSC’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of PCSC and its shareholders and recommends that PCSC’s shareholders vote “FOR” the Adjournment Proposal.

Q:	What interests do PCSC’s directors and officers have in the approval of the Extension Amendment Proposal?
A:
PCSC’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Shares. See the section entitled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, PCSC’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?
A:	No. There are no appraisal or dissenters’ rights available to PCSC’s shareholders in connection with the Extension Amendment Proposal.
Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?
A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:
I.	hold Class A Ordinary Shares (excluding Private Placement Shares); and
II.
prior to     , Eastern Time, on        (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that PCSC redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of 5:00 p.m., Eastern Time, two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals), divided by the number of the then-outstanding Class A Ordinary Shares in issue. As of May 1, 2026, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.78 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that PCSC instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by     , Eastern Time, on        (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, PCSC will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of 5:00 p.m., Eastern Time, two business days prior to the Shareholder Meeting.
Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?
A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?
A:
PCSC will pay the cost of soliciting proxies for the Shareholder Meeting. PCSC has engaged Morrow Sodali LLC (“Sodali & Co”) to assist in the solicitation of proxies for the Shareholder Meeting. PCSC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors and officers of PCSC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: PCSC.info@investor.sodali.com

You also may obtain additional information about PCSC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to     , Eastern Time, on        (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 12, 2026, in our proxy statement/prospectus, included as part of our registration statement on Form S-4 (File No. 333-295377) filed with the SEC on April 28, 2026 (as further amended and supplemented thereto), and in the other reports filed or to be filed with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Articles Extension will enable us to complete a Business Combination.
Approving the Articles Extension involves a number of risks. Even if the Articles Extension is approved, PCSC can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of a Business Combination. If the Articles Extension is approved and PCSC determines that it is in the best interest of its shareholders to pursue a Business Combination, PCSC expects to seek shareholder approval of such Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Articles Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 22% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 2,156,250 Class B Ordinary Shares and 286,250 Private Placement Shares, representing approximately 22.1% of the voting power of PCSC. The Extension Amendment Proposal must be approved by the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. When you consider the recommendation of the Board, PCSC shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally (see “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor, PCSC’s Directors and Officers” in this proxy statement).
In the event the Extension Amendment Proposal is approved and we amend our Memorandum and Articles of Association, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A Ordinary Shares are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements and standards in order to maintain the listing of our securities on Nasdaq. Such listing requirements and standards include a minimum amount in shareholders’ equity (generally $2,500,000) and a minimum number of holders of securities (generally at least 300 public holders and at least 500,000 publicly held shares). Pursuant to the terms of the Memorandum and Articles of Association, in the event the Extension Amendment Proposal is approved and the Memorandum and Articles of Association are amended, Public Shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We cannot assure you that our Class A Ordinary Shares will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our Public Shares in connection with the amendment of our Memorandum and Articles of Association pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•
a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

EXTRAORDINARY GENERAL MEETING
This proxy statement is being provided to PCSC shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of PCSC shareholders to be held on       , and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about May 14, 2026, to all shareholders of record of PCSC as of May 12, 2026, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on        at     , Eastern Time, at the offices of Cooley LLP located at 55 Hudson Yards, New York, New York 10001, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
Shareholders may attend the Shareholder Meeting in person. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting PCSC’s Secretary at PCSC@perceptivelife.com by     , Eastern Time, on       .
You can pre-register to attend the virtual Shareholder Meeting starting        at     , Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/perceptivecapitalsolutions/2026 , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7540615#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, PCSC shareholders will consider and vote on the following proposals:
1.
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, PCSC’s Memorandum and Articles of Association to extend the Termination Date by which PCSC has to consummate a Business Combination from June 13, 2026 to June 13, 2027, unless the closing of a Business Combination shall have occurred prior thereto.

2.
Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that PCSC would not adhere to the continued listing requirements of Nasdaq.

Voting Power; Record Date
As a shareholder of PCSC, you have a right to vote on certain matters affecting PCSC. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on May 12, 2026, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 11,067,500 issued and outstanding Ordinary Shares, of which 8,625,000 Class A Ordinary Shares are held by PCSC public shareholders and 2,156,250 Class B Ordinary Shares and 286,250 Private Placement Shares are held by the Initial Shareholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the Special Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who hold approximately 22.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 1,246,668 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.
Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders or has received instructions as to how to vote on some but not all of the “nonroutine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so PCSC does not expect there to be any broker non-votes counting towards establishing a quorum at the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders hold approximately 22.1% of the issued and outstanding Ordinary Shares.

The following table reflects the number of Public Shares required to approve each proposal, assuming that the Initial Shareholders vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting:

		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum[1] is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution[2]	16,946	4,935,834
Adjournment Proposal	Ordinary Resolution[3]	No additional Public Shares are required to approve the proposal	3,091,251

1
Our Memorandum and Articles of Association provide that no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more shareholders who together hold not less than one-third of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall constitute a quorum.

2
Under Cayman law, a special resolution requires the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

3
Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on May 12, 2026, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by    , Eastern Time, on       .
Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/perceptivecapitalsolutions/2026 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•	you may send another proxy card with a later date;
•
you may notify PCSC’s Secretary by writing to Perceptive Capital Solutions Corp, 51 Astor Place, 10th Floor, New York, New York 10003, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are a PCSC shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali & Co, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing PCSC.info@investor.sodali.com.
Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any shareholder holding Class A Ordinary Shares may demand that PCSC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.78 per share as of May 1, 2026, the most recent practicable date prior to the date of this proxy statement), calculated as of 5:00 p.m., Eastern Time, two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, PCSC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)	hold Class A Ordinary Shares (excluding Private Placement Shares);
(ii)
submit a written request to Continental, PCSC’s transfer agent, in which you (i) request that PCSC redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, PCSC’s transfer agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to     , Eastern Time, on        (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of PCSC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, PCSC’s transfer agent, by 5:00 p.m., Eastern Time, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, PCSC’s transfer agent, prior to     , Eastern Time, on        (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the issued and outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on May 1, 2026, the most recent practicable date prior to the date of this proxy statement, was $11.17 per share. The cash held in the Trust Account on such date was approximately $92.9 million (including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals)) (approximately $10.78 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals) as of 5:00 p.m., Eastern Time, two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares. PCSC cannot assure shareholders that the price of their Class A Ordinary Shares will continue to be greater than the redemption price, as of May 1, 2026.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to PCSC’s transfer agent by 5:00 p.m., Eastern Time, at least two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights and Dissenters’ Rights
There are no appraisal or dissenters’ rights available to PCSC’s shareholders in connection with the Extension Amendment Proposal or the Adjournment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
PCSC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. PCSC has engaged Sodali & Co to assist in the solicitation of proxies for the Shareholder Meeting. PCSC and its directors and officers may also solicit proxies in person. PCSC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
PCSC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. PCSC will pay Sodali & Co a fee of $25,000, plus disbursements, reimburse Sodali & Co for its reasonable out-of-pocket expenses and indemnify Sodali & Co and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as PCSC’s proxy solicitor. PCSC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to PCSC shareholders. Directors and officers of PCSC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL
Overview
PCSC is proposing to amend its Memorandum and Articles of Association to extend the date by which PCSC has to consummate a Business Combination to the Articles Extension Date so as to give PCSC additional time to complete its previously announced Business Combination. On December 5, 2025, PCSC entered into a Business Combination Agreement with Merger Sub I, Merger Sub II and Freenome. However, there can be no guarantee that the business combination with Freenome will be consummated. If it is not consummated, the Articles Extension will allow PCSC additional time to complete an initial Business Combination.
Without the Articles Extension, PCSC believes that PCSC may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, PCSC would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of PCSC’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.
Since the Sponsor and PCSC’s officers and directors have, pursuant to a letter agreement executed in connection with the Initial Public Offering, waived their redemption rights with respect to any Class B Ordinary Shares, Private Placement Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. On May 1, 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.78, based on the aggregate amount on deposit in the Trust Account of approximately $92.9 million as of May 1, 2026 (including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals)), divided by the number of the then-outstanding Public Shares in issue. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals). The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on May 1, 2026 was $11.17. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.39 less per share than if the shares were sold in the open market (based on the per share redemption price as of May 1, 2026). PCSC cannot assure shareholders that the price of their Class A Ordinary Shares will continue to be greater than the redemption price. PCSC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if PCSC does not complete a Business Combination on or before the Termination Date.
Reasons for the Extension Amendment Proposal
PCSC’s Memorandum and Articles of Association provides that PCSC has until June 13, 2026 to complete a Business Combination. PCSC and its officers and directors agreed that they would not seek to amend PCSC’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless PCSC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of PCSC shareholders that the Articles Extension be obtained so that PCSC will have additional time to consummate its previously announced Business Combination. On December 5, 2025, PCSC entered into a Business Combination Agreement with Merger Sub I, Merger Sub II and Freenome. However, there can be no guarantee that the business combination with Freenome will be consummated. If it is not consummated, the Articles Extension will allow PCSC additional time to complete an initial Business Combination. Without the Articles Extension, PCSC believes that PCSC may not be able to complete a Business Combination on or before June 13, 2026. If that were to occur, PCSC would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing PCSC additional time to consummate a Business Combination.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, PCSC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PCSC for Permitted Withdrawals, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PCSC’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to PCSC’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
The Initial Shareholders waived their rights to participate in any liquidation distribution with respect to the 2,156,250 Class B Ordinary Shares and 286,250 Private Placement Shares held by them.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, PCSC shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. PCSC will then continue to attempt to consummate a Business Combination until the Articles Extension Date. PCSC will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.
Interests of the Sponsor and PCSC’s Directors and Officers
When you consider the recommendation of the Board, PCSC shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to PCSC shareholders that they approve the Extension Amendment Proposal. PCSC shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Initial Shareholders, including the Sponsor and certain of PCSC’s officers and directors (including those that are members of the Sponsor), have invested in PCSC an aggregate of $2,887,500, comprised of the $25,000 purchase price for 2,156,250 Class B Ordinary Shares and the $2,862,500 purchase price for 286,250 Private Placement Shares. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred 30,000 Class B Ordinary Shares to each of our three independent directors. Assuming a trading price of $11.17 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on May 1, 2026), the 2,156,250 Class B Ordinary Shares and 286,250 Private Placement Shares held by the Sponsor would have an implied aggregate market value of $27,282,725. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in PCSC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and PCSC liquidates without completing a Business Combination before June 13, 2027, the Initial Shareholders will lose their entire investment in PCSC;

•
the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the Initial Shareholders and PCSC’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and PCSC fails to complete a Business Combination by June 13, 2027;

•	the indemnification of PCSC’s existing directors and officers and the liability insurance maintained by PCSC;
•
the fact that the Sponsor and PCSC’s officers and directors will lose their entire investment in PCSC and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 13, 2027. Pursuant to the administrative services agreement between PCSC and the Sponsor that was executed in connection with the Initial Public Offering, as of the date of this proxy statement, PCSC owes the Sponsor $30,000 in administrative services fees; and

•
the fact that if the Trust Account is liquidated, including in the event PCSC is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify PCSC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per PCSC public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which PCSC has entered into an acquisition agreement or claims of any third party for services rendered or products sold to PCSC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any shareholder holding Class A Ordinary Shares may demand that PCSC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.78 per share as of May 1, 2026), calculated as of 5:00 p.m., Eastern Time, two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, PCSC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)	hold Class A Ordinary Shares (excluding Private Placement Shares);
(ii)
submit a written request to Continental, PCSC’s transfer agent, in which you (i) request that PCSC redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	deliver your Class A Ordinary Shares to Continental, PCSC’s transfer agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to     , Eastern Time, on        (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of PCSC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, PCSC’s transfer agent, by 5:00 p.m., Eastern Time, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, PCSC’s transfer agent, prior to     , Eastern Time, on        (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the issued and outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on May 1, 2026, the most recent practicable date prior to the date of this proxy statement, was $11.17 per share. The cash held in the Trust Account on such date was approximately $92.9 million (including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals)) (approximately $10.78 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of Permitted Withdrawals) as of 5:00 p.m., Eastern Time, two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares. PCSC cannot assure shareholders that the price of their Class A Ordinary Shares will continue to be greater than the redemption price, as of May 1, 2026.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to PCSC’s transfer agent by 5:00 p.m., Eastern Time, at least two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders hold approximately 22.1% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 4,935,834 Ordinary Shares held by public shareholders (or approximately 57.2% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 16,946 Ordinary Shares held by public shareholders (or approximately 0.2% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that:
a)	Article 38.8 of PCSC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:
“In the event that the Company does not consummate a Business Combination by June 13, 2027, such earlier time as the directors may approve or such later time as the Members of the Company may approve in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company for Permitted Withdrawals (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of Applicable Law.”
b)	Article 38.9 of PCSC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:
“In the event that any amendment is made to these Articles:
(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:
(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or
(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within thirty-six (36) months after the date of the closing of the IPO pursuant to Article 38.8; or
(b)	with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares following the approval, and upon the implementation by the directors, of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less Permitted Withdrawals), divided by the number of then-outstanding Public Shares in issue.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT PCSC SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that PCSC would not adhere to the continued listing requirements of Nasdaq.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by PCSC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal or if due to redemptions in connection with the Articles Extension, PCSC would not adhere to the continued listing requirements of Nasdaq.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders hold approximately 22.1% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 3,091,251 Ordinary Shares held by public shareholders (or approximately 35.8% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of PCSC represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension such that PCSC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT PCSC SHAREHOLDERS VOTE “FOR” THE
APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS
EXERCISING REDEMPTION RIGHTS
The following is a discussion of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion is based on provisions of the Code, its legislative history, final, temporary and proposed U.S. treasury regulations promulgated thereunder (“Treasury Regulations”), published rulings and court decisions, all as currently in effect. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of Public Shares that is for U.S. federal income tax purposes:
•	an individual citizen or resident of the U.S.;
•
a corporation (or other entity treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the U.S., any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. Holder” means a beneficial owner of Public Shares that, for U.S. federal income tax purposes, is an individual, corporation, estate or trust that is not a U.S. Holder.
This discussion is general in nature and does not address all aspects of U.S. federal income taxation that may be relevant to any particular holder based on such holder’s individual circumstances or status. In particular, this discussion considers only holders that hold Public Shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). In addition, this discussion does not address the alternative minimum tax provisions of the Code, the Medicare tax on net investment income, or the U.S. federal income tax consequences to holders that are subject to special treatment under U.S. federal income tax law, such as:
•	financial institutions or financial services entities;
•	broker-dealers;
•	persons that are subject to the mark-to-market accounting rules under Section 475 of the Code;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies;
•	real estate investment trusts;
•	certain expatriates or former long-term residents of the U.S.;
•	persons that acquired Public Shares pursuant to an exercise of employee options, in connection with employee incentive plans or otherwise as compensation;
•	persons that hold Public Shares as part of a straddle, constructive sale, hedging, redemption or other integrated transaction;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations;
•	passive foreign investment companies;
•	persons required to accelerate the recognition of any item of gross income with respect to Public Shares as a result of such income being recognized on an applicable financial statement;

•	persons who actually or constructively own 5% or more of the shares of PCSC by vote or value (except as specifically provided below);
•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii); or
•	the Sponsor or its affiliates.
This discussion does not address any tax laws other than the U.S. federal income tax law, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of Public Shares. Additionally, this discussion does not address the tax treatment of partnerships or other pass-through entities or persons who hold Public Shares through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Public Shares, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and such partnership. Holders of Public Shares are urged to consult with their tax advisors regarding the specific tax consequences to such holders. We have not sought, and do not intend to seek, a ruling from the United States Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequences described herein. There can be no assurance that the IRS will agree with the discussion herein, or that a court would not sustain any challenge by the IRS in the event of litigation. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY, AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER. THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BENEFICIAL OWNERS OF PUBLIC SHARES MAY BE AFFECTED BY MATTERS NOT DISCUSSED HEREIN AND DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. WE URGE BENEFICIAL OWNERS OF PUBLIC SHARES TO CONSULT THEIR TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND OF EXERCISING REDEMPTION RIGHTS AS A RESULT OF ITS PARTICULAR CIRCUMSTANCES, INCLUDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES THEREOF.
Tax Consequences to Non-Redeeming Stockholders
A holder of Public Shares that does not elect to redeem their Public Shares will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Articles Extension.
Tax Consequences to U.S. Holders of Public Shares That Elect to Exercise Redemption Rights
This section is addressed to U.S. Holders of Public Shares that elect to exercise redemption rights to receive cash in exchange for Public Shares in the Redemption (a “Converting U.S. Holder”).
Subject to the discussion of below under “PFIC Considerations,” the U.S. federal income tax consequences to a Converting U.S. Holder will depend on whether the redemption of the U.S. Holder’s Public Shares in the Redemption qualifies as a sale of Public Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code with respect to the Converting U.S. Holder. If the redemption qualifies as a sale of such U.S. Holder’s Public Shares, subject to the PFIC rules under “PFIC Considerations,” such U.S. Holder will generally recognize capital gain or capital loss equal to the difference, if any, between the amount of cash received and such U.S. Holder’s tax basis in Public Shares redeemed. This gain or loss should generally be long-term capital gain or loss if the holding period of such Public Shares is more than one year at the time of the redemption. However, it is possible that because of the redemption rights associated with the Public Shares, the holding period of such shares may not be considered to begin until the date of such redemption (and, thus, it is possible that long-term capital gain or loss treatment may not apply). The deductibility of capital losses is subject to limitations. Shareholders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) are urged to consult their tax advisors to determine how the above rules apply to them.
A U.S. Holder’s redemption of Public Shares generally will qualify as a sale if such redemption (i) is “substantially disproportionate,” (ii) results in a “complete termination” of such U.S. Holder’s interest in PCSC or (iii) is “not essentially equivalent to a dividend” with respect to the Converting U.S. Holder. For purposes of such tests with respect to a Converting U.S. Holder, that Converting U.S. Holder may be deemed to own not only shares actually owned, but also constructively owned, which in some cases may include shares such Converting U.S. Holder may acquire pursuant to options and shares owned by certain family members, certain estates and trusts of which the Converting U.S. Holder is a beneficiary and certain corporations and partnerships.
Generally, the redemption will be “substantially disproportionate” with respect to the Converting U.S. Holder if (i) the Converting U.S. Holder’s percentage ownership (including constructive ownership) of the outstanding voting shares (including all classes that carry voting rights) of PCSC is reduced immediately after the redemption to less than 80% of the Converting U.S. Holder’s percentage interest (including constructive ownership) in such shares immediately before the redemption; (ii) the Converting U.S. Holder’s percentage ownership (including constructive ownership) of the outstanding PCSC shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership (including constructive ownership) immediately before the redemption; and (iii) the Converting U.S. Holder owns (including constructive ownership), immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of PCSC entitled to vote. There will be a “complete termination” of such Converting U.S. Holder’s interest if either (i) all of the PCSC shares actually and constructively owned by such Converting U.S. Holder are redeemed or (ii) all of the PCSC shares actually owned by such Converting U.S. Holder are redeemed and such Converting U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the PCSC shares owned by certain family members and such Converting U.S. Holder does not constructively own any other PCSC shares (including as a result of options or convertible securities) and otherwise complies with specific conditions. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Converting U.S. Holder will depend upon the particular circumstances of that Converting U.S. Holder. However, the redemption generally must result in a meaningful reduction in the Converting U.S. Holder’s actual or constructive percentage ownership of PCSC. Whether the redemption will result in a “meaningful reduction” in such Converting U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. If the Converting U.S. Holder’s relative interest in PCSC is a small minority interest and the shareholder exercises no control over corporate affairs, taking into account the effect of redemptions by other shareholders, and its percentage ownership (including constructive ownership) is reduced as a result of the redemption, such Converting U.S. Holder may be regarded as having a meaningful reduction in its interest pursuant to a published ruling in which the IRS indicated that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder is urged to consult with its tax advisors as to the tax consequences to it of any redemption of its Public Shares.
If none of the tests described above applies, the consideration paid to the Converting U.S. Holder generally will be treated as dividend income for U.S. federal income tax purposes to the extent of PCSC’s current or accumulated earnings and profits. On the basis that PCSC believes that it may be classified as a PFIC (as discussed under “PFIC Considerations” below), such dividends will be taxable to an individual U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Subject to the discussion below under “PFIC Considerations,” any distribution in excess of such earnings and profits will reduce the Converting U.S. Holder’s basis in the Public Shares (but not below zero) and any remaining excess will be treated as capital gain realized on the sale or other disposition of the Public Shares. After the application of those rules, any remaining tax basis of the Converting U.S. Holder in the Public Shares redeemed will generally be added to the Converting U.S. Holder’s adjusted tax basis in its remaining Public Shares. U.S. Holders who hold different blocks of Public Shares (generally, shares of PCSC purchased or acquired on different dates or at different prices) are urged to consult their tax advisors to determine how the above rules apply to them.
ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
PFIC Considerations
A non-U.S. corporation will be a PFIC if either (a) at least seventy-five percent (75%) of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it owns or is considered to own at least twenty-five percent (25%) of the shares by value, is passive income or (b) at least fifty percent (50%) of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it owns or is considered to own at least twenty-five percent (25%)

of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually.
Because PCSC is a blank check company with no current active operating business, based upon the composition of its income and assets, and upon a review of its financial statements, PCSC believes that it may be a PFIC. If PCSC is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of Public Shares and the U.S. Holder did not make either (a) a timely QEF election for PCSC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, (b) a QEF election along with a “purging election,” or (c) a mark-to-market (“MTM”) election, all of which are discussed further below, such U.S. Holder generally will be subject to special rules with respect to any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares and any “excess distribution” made to the U.S. Holder. Excess distributions are generally any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Public Shares.
Under these rules, the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Public Shares. The amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of PCSC’s first taxable year in which it qualified as a PFIC, will be taxed as ordinary income. The amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder. The interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of the U.S. Holder.
In general, if PCSC is determined to be a PFIC, a U.S. Holder may avoid the tax consequences described above with respect to its Public Shares by making a timely QEF election (or a QEF election along with a purging election), or a MTM election, all as described below.
The impact of the PFIC rules on a U.S. Holder of Public Shares will depend on whether the U.S. Holder has made a timely and effective election to treat PCSC as a QEF under Section 1295 of the Code, for PCSC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, whether the U.S. Holder made a QEF election along with a “purging election,” or whether the U.S. Holder made a MTM election, all as discussed below.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a “PFIC Annual Information Statement,” to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A U.S. Holder’s ability to make a QEF election with respect to its Public Shares is contingent upon, among other things, the provision by PCSC of certain information that would enable the U.S. Holder to make and maintain a QEF election. Upon written request, PCSC will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there can be no assurance that PCSC will timely provide such information that is required to make and maintain the QEF election.
A U.S. Holder that made a valid and timely QEF election generally would not be subject to the adverse PFIC rules discussed above in the Redemption with respect to their Public Shares, but rather would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of PCSC for each taxable year in which PCSC is a PFIC, whether or not such amounts are actually distributed. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the Redemption treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. An electing U.S. Holder would increase its tax basis in its Public Shares by the amounts included in income and decrease its tax basis by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the Redemption treated as a distribution). If PCSC is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such taxable year.
Alternatively, if a U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable shares, the U.S. Holder may make a MTM election with respect to such shares for such taxable year. If an MTM election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their Public Shares in the Redemption. Instead, any gain recognized on the Redemption treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the Redemption treated as a sale of Public Shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations).The U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. Shareholders who hold different blocks of Public Shares (generally, shares of PCSC purchased or acquired on different dates or at different prices) are urged to consult their tax advisors to determine how the above rules apply to them. The MTM election is available only for shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the MTM election or whether the other requirements of this election are satisfied. If the MTM election is made by a U.S. Holder after the beginning of the holding period for the PFIC stock, then the excess distribution regime discussed above will apply to certain dispositions of, distributions on and other amounts taxable with respect to Public Shares. U.S. Holders are urged to consult their tax advisers regarding the availability and tax consequences of a MTM election in respect to Public Shares under their particular circumstances.
THE RULES DEALING WITH PFICS AND WITH THE TIMELY QEF ELECTION, THE QEF ELECTION WITH A PURGING ELECTION, AND THE MTM ELECTION ARE VERY COMPLEX AND ARE AFFECTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ACCORDINGLY, A U.S. HOLDER OF PUBLIC SHARES IS URGED TO CONSULT ITS TAX ADVISOR CONCERNING THE APPLICATION OF THE PFIC RULES TO SUCH SECURITIES UNDER SUCH HOLDER’S PARTICULAR CIRCUMSTANCES.
Non-U.S. Holders
This section is addressed to Non-U.S. Holders of Public Shares that elect to exercise redemption rights to receive cash in exchange for Public Shares (a “Converting Non-U.S. Holder”).
Except as otherwise discussed in this section, a Converting Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “--Tax Consequences to U.S. Holders of Public Shares That Elect to Exercise Redemption Rights.” However, notwithstanding such characterization, any Converting Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).
Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated there under (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of, and (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, securities (including Public Shares) which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (i) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments or (ii) if required under an inter-governmental agreement between the U.S. and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An inter-governmental agreement between the U.S. and an applicable foreign country may modify these requirements.
While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Converting Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares.
Information Reporting and Backup Withholding
Dividend payments with respect to Public Shares and proceeds from the sale, exchange or redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE EXTENSION AMENDMENT PROPOSAL AND OF EXERCISING REDEMPTION RIGHTS AS A RESULT OF ITS PARTICULAR CIRCUMSTANCES, INCLUDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES THEREOF.

BUSINESS OF PCSC AND CERTAIN INFORMATION ABOUT PCSC
References in this section to “we,” “our,” or “us” refer to Perceptive Capital Solutions Corp.
General
We are a blank check company incorporated as an exempted company in the Cayman Islands on March 22, 2024 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We are an emerging growth company and, as such, we are subject to all of the risk associated with emerging growth companies.
Initial Public Offering and Private Placement
On June 13, 2024, we consummated our Initial Public Offering of 8,625,000 Public Shares, including the 1,125,000 Public Shares as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Public Share, generating gross proceeds of approximately $86,250,000. The securities in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-279598). The SEC declared the registration statement effective on June 11, 2024. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 286,250 Private Placement Shares to the Sponsor at a price of $10.00 per Private Placement Share, generating gross proceeds of $2,862,500.
Following the closing of our Initial Public Offering on June 13, 2024, an amount of $86,250,000 ($10.00 per Public Share) from the net proceeds of the sale of the Public Shares in our Initial Public Offering and the sale of the Private Placement Shares were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act.
The funds in the Trust Account have, since the Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account are held in short- term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate PCSC. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of PCSC.
You are not being asked to vote on a potential Business Combination at this time. If the Extension Amendment Proposal is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a potential Business Combination, you will retain the right to vote on the potential Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the potential Business Combination is approved and completed or we have not consummated a Business Combination by the Articles Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES
Unless otherwise stated below, the following table sets forth information regarding the beneficial ownership of PCSC’s Ordinary Shares as of May 1, 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of PCSC’s Ordinary Shares, by:
•	each person known by PCSC to be the beneficial owner of more than 5% of PCSC’s issued and outstanding Class A Ordinary Shares or Class B Ordinary Shares;
•	each of PCSC’s executive officers and directors that beneficially owns Ordinary Shares; and
•	all PCSC’s executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 11,067,500 ordinary shares, consisting of (i) 8,625,000 Class A Ordinary Shares, (ii) 286,250 Private Placement Shares and (iii) 2,156,250 Class B Ordinary Shares, issued and outstanding as of May 1, 2026.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class B Ordinary Shares		Class A Ordinary Shares		Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control(2)
Perceptive Capital Solutions Holdings (our Sponsor)(3)	2,066,250	95.8%	286,250	3.2%	21.3%
Joseph Edelman(4)	—	—	—	—	—
Adam Stone(3)	2,066,250	95.8%	286,250	3.2%	21.3%
Michael Altman(3)	2,066,250	95.8%	286,250	3.2%	21.3%
Mark C. McKenna(4)	30,000	*	—	—	*
Kenneth Song(4)	30,000	*	—	—	*
Harlan W. Waksal(4)	30,000	*	—	—	*
All officers and directors as a group (six individuals)	2,156,250	100%	286,250	3.2%	22.1%
Commodore Capital LP(5)	—	—	750,000	6.8%	6.8%
ADAR1 Capital Management, LLC(6)	—	—	750,000	6.8%	6.8%
Venrock Healthcare Capital Partners III, L.P.(7)	—	—	750,000	6.8%	6.8%
RA Capital Management, L.P.(8)	—	—	750,000	6.8%	6.8%
RTW Investments, LP(9)	—	—	742,500	6.7%	6.7%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 51 Astor Place, 10th Floor, New York, NY 10003.
(2)	Assuming the automatic conversion of Class B Ordinary Shares into Class A Ordinary Shares at the time of PCSC’s initial business combination.
The Sponsor is the record holder of the Class A Ordinary Shares and the Class B Ordinary Shares reported herein. Interests shown consist of 286,250 Private Placement Shares, which are Class A Ordinary Shares, and 2,066,250 Class B Ordinary Shares. The Sponsor is governed by a board of directors consisting of two directors, Adam Stone and Michael Altman. As such, Messrs. Stone and Altman have voting and investment discretion with respect to the securities held of record by the Sponsor and may each be deemed to have shared beneficial ownership of the Class A Ordinary Shares and the Class B Ordinary Shares held directly by the Sponsor. Additionally, as of March 18, 2026, Mr. Edelman has an aggregate indirect ownership interest in the Sponsor of approximately 37%.
(4)	Does not include any shares indirectly owned by this individual as a result of his membership interest in our Sponsor.
(5)
Includes Class A Ordinary Shares beneficially held by Commodore Capital LP, a Delaware limited partnership (the “Firm”), as reported on the Schedule 13G filed jointly on June 21, 2024 by Commodore Capital LP and Commodore Capital Master LP, a Cayman Islands exempted limited partnership (“Commodore Master”). The Firm is the investment manager to Commodore Master. As of June 13, 2024, the Firm may be deemed to beneficially own an aggregate of 750,000 Class A Ordinary Shares. The Firm, as the investment manager to Commodore Master, may be deemed to beneficially own these securities. Michael Kramarz and Robert Egen Atkinson are the managing partners of the Firm and exercise investment discretion with respect to these securities. The business address for each of the reporting persons is 444 Madison Avenue, Floor 35, New York, New York 10022.
(6)
Includes 750,000 Class A Ordinary Shares held as follows: (i) 675,000 Class A Ordinary Shares held by ADAR1 Partners, LP, and (ii) 75,000 Class A Ordinary Shares held by Spearhead Insurance Solutions IDF, LLC. As the manager of ADAR1 Capital Management, LLC and ADAR1 Capital Management GP, LLC, Mr. Schneeberger may be deemed to indirectly beneficially own securities held by ADAR1 Partners, LP and Spearhead Insurance Solutions IDF, LLC, as reported on the Schedule 13G filed jointly on November 14, 2024. The business address for each of the reporting persons is 3503 Wild Cherry Drive, Building 9, Austin, Texas 78738.

(7)
Includes 750,000 Class A Ordinary Shares held as follows: (i) 119,325 shares held by Venrock Healthcare Capital Partners III, L.P.; (ii) 11,925 shares held by VHCP Co-Investment Holdings III, LLC; and (iii) 618,750 shares held by Venrock Healthcare Capital Partners EG, L.P. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC is the general partner of Venrock Healthcare Capital Partners EG, L.P. Messrs. Shah and Koh are the voting members of VHCP Management III, LLC and VHCP Management EG, LLC. By virtue of these relationships, the reporting persons may be deemed to have shared voting and dispositive power with respect to the 750,000 Class A Ordinary Shares, as reported on the Schedule 13G filed jointly on June 24, 2024. The business address for each of the reporting persons is New York Office: 7 Bryant Park, 23rd Floor, New York, NY 10018 and Palo Alto Office: 3340 Hillview Avenue, Palo Alto, CA 94304.

(8)
Includes Class A Ordinary Shares beneficially owned by RA Capital Healthcare Fund, L.P. (the “RA Capital Fund”), as reported on the Schedule 13G filed on June 24, 2024. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Act, of any securities of the Issuer held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the Issuer’s Class A Ordinary Shares reported herein. Because the Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Act, of any securities of the Issuer beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the securities reported herein other than for the purpose of determining their obligations under Section 13(d) of the Act. The business address of RA Capital is 200 Berkeley Street, 18th Floor, Boston, MA 02116.

(9)
Includes Class A Ordinary Shares directly held by certain funds (the “RTW Funds”). RTW Investments, LP (“RTW Investments”), a Delaware limited partnership, as the investment adviser to the RTW Funds, and Roderick Wong, M.D., as the Managing Partner and Chief Investment Officer of RTW Investments, is deemed to be beneficial owners and have shared voting and dispositive power with respect to the Class A Ordinary Shares held by RTW Funds, as reported on the Schedule 13G filed on November 14, 2024. The business address for each of the reporting persons is 40 10th Avenue, Floor 7, New York, New York 10014.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If we consummate a Business Combination, PCSC’s next annual meeting will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is approved and if we do not expect to be able to consummate a Business Combination before the Articles Extension Date, PCSC expects to hold an annual general meeting in accordance with Nasdaq listing rules. If the Extension Amendment Proposal is not approved, PCSC will dissolve and liquidate and not hold an annual general meeting.

HOUSEHOLDING INFORMATION
Unless PCSC has received contrary instructions, PCSC may send a single copy of this proxy statement to any household at which two or more shareholders reside if PCSC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce PCSC’s expenses. However, if shareholders prefer to receive multiple sets of PCSC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of PCSC’s disclosure documents, the shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Perceptive Capital Solutions Corp, 51 Astor Place, 10th Floor, New York, New York 10003, to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
PCSC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on PCSC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov. PCSC has also filed with the SEC on April 28, 2026, a registration statement, which includes a proxy statement/prospectus, on Form S-4 (File No. 333-295377) (as further amended and supplemented thereto), in connection with the proposed Business Combination with Freenome.
This proxy statement is available without charge to shareholders of PCSC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact PCSC in writing at Perceptive Capital Solutions Corp, 51 Astor Place, 10th Floor, New York, New York 10003.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali & Co, the proxy solicitor for PCSC, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing PCSC.info@investor.sodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than       .

Preliminary Proxy Statement – Subject to Completion
FORM OF PROXY CARD

PERCEPTIVE CAPITAL SOLUTIONS CORP
51 ASTOR PLACE, 10TH FLOOR
NEW YORK, NEW YORK 10003

EXTRAORDINARY GENERAL MEETING
OF PERCEPTIVE CAPITAL SOLUTIONS CORP

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON       .
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 14, 2026, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Perceptive Capital Solutions Corp (“PCSC”) to be held at     , Eastern Time on       , at the offices of Cooley LLP located at 55 Hudson Yards, New York, New York 10001, and via a virtual meeting, and hereby appoints Adam Stone the proxy of the undersigned, with power of substitution, to vote all ordinary shares of PCSC registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, each proxy is instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.
(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal No. 1—The Extension Amendment Proposal— RESOLVED, as a special resolution that:		FOR ☐	AGAINST ☐	ABSTAIN ☐

a)	Article 38.8 of PCSC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:

“In the event that the Company does not consummate a Business Combination by June 13, 2027, such earlier time as the directors may approve or such later time as the Members of the Company may approve in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company for Permitted Withdrawals (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of Applicable Law.”

b)	Article 38.9 of PCSC’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:

“In the event that any amendment is made to these Articles:

(a) that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or

(ii)
redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within thirty-six (36) months after the date of the closing of the IPO pursuant to Article 38.8; or

(b) with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares following the approval, and upon the implementation by the directors, of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less Permitted Withdrawals), divided by the number of then-outstanding Public Shares in issue.”

Proposal No. 2—The Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of PCSC represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment
		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal such that PCSC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Dated:
, 2026

(Signature)

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. In the case of a shareholder that is not a natural person, this proxy must be executed by a duly authorized officer or attorney of such entity.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.